Filed Pursuant to Rule 497(k)
1933 Act File No. 002-93131
1940 Act No. 811-04044

Summary Prospectus

April 28, 2025

(As Amended and Restated January 30, 2026)

Parnassus International Equity FundSM

Investor Shares: PRBRX | Institutional Shares: PFPEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund, including the statement of additional information and the most recent annual and semi-annual reports to shareholders, online at https://www.parnassus.com/literature-and-forms/fund-information. You can also get this information at no cost by calling (800) 999-3505 or by sending an email request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated April 28, 2025 as Amended and Restated January 30, 2026, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Summary Prospectus • 2025

Parnassus International Equity Fund

Investment Objective

The Parnassus International Equity Fund’s objective is to achieve capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus International Equity Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares

Management Fees	0.90	0.90

Distribution (12b-1) Fees	None	None

Other Expenses(1)	0.30	0.09

Total Annual Fund Operating Expenses	1.20	0.99

Expense Reimbursement	0.25	0.29

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.95	0.70

(1) “Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(2) The investment adviser has contractually agreed to limit total annual fund operating expenses to 0.95% of net assets for the Parnassus International Equity Fund—Investor Shares and to 0.70% of net assets for the Parnassus International Equity Fund— Institutional Shares. This agreement will not be terminated prior to May 1, 2026, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Example

This example is intended to help you compare the cost of investing in the Parnassus International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years

Investor Shares	$97	$356

Institutional Shares	$72	$286

Portfolio Turnover

The Parnassus International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of this Prospectus, has not had any portfolio turnover.

Principal Investment Strategies

The Parnassus International Equity Fund’s objective is to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. companies. Equity securities include common stock, preferred stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), convertible preferred stock, and warrants. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities of non-U.S. companies. Sometimes these “non-U.S. companies” (as defined below) are traded in the U.S. on a national securities exchange, or are ADRs or ADSs. The Fund invests primarily in common stocks of companies in developed countries, but may invest up to 15% of its total assets in companies in emerging (less developed) markets. The Fund does not target a specific number of countries or allocation percentages across regions, and from time to time, the Fund may have significant positions in particular countries or regions.

The Fund’s investment adviser, Parnassus Investments, LLC, (“Parnassus” or the “Adviser”) determines a company’s country, and therefore whether it is a “non- U.S. company,” by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at

Summary Prospectus • 2025

least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Adviser considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.

When investing the Fund’s assets, the Adviser follows a “core strategy,” which selects value stocks and growth stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser believes are undervalued, which means that their current prices are less than the adviser believes they are worth. Growth stocks are stocks of companies whose revenues, earnings, or cash flows the Adviser expects to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund may invest to a lesser extent in small- and mid-capitalization companies.

The portfolio manager focuses on seeking downside protection by purchasing investments for the Fund’s portfolio that the Adviser believes have less exposure to broad equity market risk taking into consideration the research and analysis performed on individual companies, the universe of holdings within the Fund’s portfolio, and the Adviser’s assessment of the market and applicable risks.

The Fund seeks to invest in equity securities that have the potential for capital appreciation by investing in companies that are financially sound and have good prospects for the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s durable competitive advantages and management team. The Adviser assesses a company’s durable competitive advantages to determine how likely it is to ward off rivals for an extended time by looking for characteristics such as a high level of return on invested capital, a strong network effect (meaning there is a loyal base of customers or partners for whom cross-selling products can enhance the client experience), patents and regulatory licenses, high customer switching costs, an effective well-known brand, and/or low production costs relative to competitors.

As part of the Adviser’s investment approach, the Adviser seeks to invest in companies with sustainable business practices, in alignment with its investment philosophy set out herein and in its Principles and Sustainable Investment Policy (as discussed in further detail below), as the Adviser believes these factors are relevant to its assessment of quality and the risk-return profiles of companies in the Fund. As discussed further under the captions, “Sustainable Investment Guidelines” and “Integration and Stewardship,” the Principles and Sustainable Investment Policy describe the Adviser’s approach to investing. This quality assessment is integrated as part of a holistic evaluation of fundamental attributes of the company across the Parnassus quality characteristics of competitive advantages, relevancy, management, sustainable business practices and valuation. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. As governance standards and market practices may differ considerably across international markets and regions, Parnassus applies context-specific evaluations for non-U.S. equity securities. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. The Adviser conducts a holistic evaluation for each company, and not all factors will necessarily be relevant to all companies.

The sustainable business practices for all current holdings are reviewed at least annually to ensure the companies in the Fund continue to be consistent with the Adviser’s investment philosophy and expectations. The Adviser will evaluate on a case-by-case basis whether the Fund will continue to hold or sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation relative to other available opportunities, or if the company no longer meets the Adviser’s expectations for sustainable business practices and the Adviser does not believe it is an appropriate investment for the Fund following such changes. The Adviser does not generally expect to invest in companies that operate contrary to its Principles and Sustainable Investment Policy and investment philosophy as described in this prospectus.

Summary Prospectus • 2025

Principal Risks

All investments involve risk, and investing in the Parnassus International Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

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Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade, financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty, including risks associated with rising inflation, trade tensions, ongoing armed conflicts, such as between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East or elsewhere, and the impact of epidemic and pandemic diseases. Additionally, risks associated with volatility and disruptions in the banking sector (including bank failures), interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

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Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

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Foreign (Non-U.S.) Securities Risk. The Fund invests primarily in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy, economic and legislative changes in foreign countries and the U.S., and other events affecting global markets, such as international conflicts and wars, epidemic and pandemic diseases and the imposition of sanctions, tariffs or other governmental restrictions may contribute to decreased liquidity and increased volatility in the financial markets. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding or other taxes may also apply to distributions from foreign companies and/or on gains realized from the sale of stock in foreign companies. Currency exchange rate fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in a foreign currency. The Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be currency unhedged.

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Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the U.S. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Summary Prospectus • 2025

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Large-Capitalization Company Risk. Large- capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

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Management Risk. The investment process used by the Adviser to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

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Sustainable Business Practice Risk. Sustainable business risk refers to the risk stemming from investing in companies with sustainable business practices. The Fund seeks to invest in quality companies with sustainable business practices and to avoid investments in companies that do not meet its quality expectations. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities.

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American Depositary Receipts (ADR) Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

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New Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

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Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, Congress continues to consider substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

When the Parnassus International Equity Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus and will

Summary Prospectus • 2025

give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

The Adviser

Parnassus Investments, LLC is the investment adviser to the Parnassus International Equity Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information (“SAI”).

Portfolio Managers

The Portfolio Managers are responsible for the day-to-day management of the Fund’s portfolio.

Ken Ryan, CFA is a Portfolio Manager of the Parnassus International Equity Fund. He has served in this capacity since the inception of the Fund on April 28, 2025.

Michael Beck, CFA, is a Portfolio Manager of the Parnassus International Equity Fund and has served as a portfolio manager of the Fund since January 30, 2026.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the SAI.

Summary Prospectus • 2025

Additional Summary Information

Purchase and Sale of Fund Shares

The minimum initial purchase for the Investor Shares is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Institutional Shares is $100,000. The minimum subsequent investment is $50 per Fund. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange (“NYSE”) is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 32 of the prospectus.

Tax Information

The Funds’ distributions generally will be taxable to you as ordinary income or capital gains, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable upon withdrawal from such arrangement.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For additional information, please see “Distributor and Distribution Agreement,” “Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the SAI.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Ropes & Gray LLP

3 Embarcadero Center

San Francisco, CA 94111

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can obtain additional information about each of the Funds in the statement of additional information (SAI) dated April 28, 2025 as Amended and Restated January 30, 2026, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The Funds also publish an annual and a semiannual report each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999-3505.

The Funds make available the SAI, the annual and semiannual reports, and other information, such as Fund financial statements, free of charge, on their Internet website (http://www. parnassus.com). The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Investment Company Act File Number for Parnassus Funds II is 811-06673. The Investment Company Act File Number for Parnassus Funds is 811-04044.

1 Market Street, Suite 1600, San Francisco, CA 94105 | (800) 999-3505 | www.parnassus.com